Exhibit 5.3

Akerman LLP 401 E. Jackson Street Suite 1700 Tampa, FL 33602-5250

October 6, 2015

Omega Healthcare Investors, Inc.

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

Re:	Registration Statement on Form S-4
Filed by Omega Healthcare Investors, Inc.

Ladies and Gentlemen:

We have served as special Florida counsel to Florida Real Estate Company, LLC, a Florida limited liability company (“FREC”), Pensacola Real Estate Holdings I, LLC, a Florida limited liability company (“Pensacola I”), Pensacola Real Estate Holdings II, LLC, a Florida limited liability company (“Pensacola II”), Pensacola Real Estate Holdings III, LLC, a Florida limited liability company (“Pensacola III”), Pensacola Real Estate Holdings IV, LLC, a Florida limited liability company (“Pensacola IV”), Pensacola Real Estate Holdings V, LLC, a Florida limited liability company (“Pensacola V”), and Skyler Pensacola, LLC, a Florida limited liability company (“Skyler” and, together with FREC, Pensacola I, Pensacola II, Pensacola III, Pensacola IV, Pensacola V, the “Florida Subsidiaries”), each of which is a wholly owned, direct or indirect, as applicable, subsidiary of Omega Healthcare Investors, Inc., a Maryland corporation (the “Parent”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) filed on or about October 6, 2015, by the Parent and the subsidiary guarantors listed on Schedule I hereto (the “Subsidiary Guarantors”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offer by the Parent (the “Exchange Offer”) to exchange up to $700,000,000 in aggregate principal amount of the Parent’s registered 4.500% Senior Notes due 2027 (the “Exchange Notes”) for an equal aggregate principal amount of its existing 4.500% Senior Notes due 2027 issued and outstanding in the aggregate principal amount of $700,000,000 (the “Initial Notes”), under the indenture dated as of March 18, 2015 (the “Original Indenture”), among the Parent, the Subsidiary Guarantors signatory thereto and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain First Supplemental Indenture, dated as of April 1, 2015, and that certain Second Supplemental Indenture, dated as of August 4, 2015 (the Original Indenture, as so supplemented, being herein referred to as the “Indenture”). All capitalized terms which are defined in the Indenture shall have the same meanings when used herein, unless otherwise specified.

We have not been involved in the preparation of the Registration Statement, nor were we involved in the negotiation, preparation or execution of the Indenture, the Guarantees (as defined below), or any of the related agreements executed or delivered in connection with the Initial Notes or the Exchange Notes. We have been retained solely for the purpose of rendering certain opinions pursuant to Florida and New York law with respect to the Florida Subsidiaries.

Omega Healthcare Investors, Inc.
October 6, 2015
Page -2-

In connection with issuing this opinion, we have reviewed originals or copies of the following documents:

(i)	the Registration Statement (including all exhibits thereto);

(ii)	the Indenture, including the form of the guarantees of the Exchange Notes (each, a “Guarantee” and, collectively, the “Guarantees”) provided for therein;

(iii)	the Initial Notes;

(iv)	the form of the Exchange Notes;

(v)	the Articles of Organization of FREC, certified as true and correct by the Secretary of FREC as of the date hereof;

(vi)	the Second Amended and Restated Limited Liability Company Agreement of FREC, dated January 22, 2010, true, correct and complete by the Secretary of FREC as of the date hereof;

(vii)	resolutions adopted by written consent of the sole member of FREC as of March 10, 2015, authorizing, among other things, the execution and delivery by FREC of a Guarantee, certified as true, correct and complete by the Secretary of FREC as of the date hereof;

(viii)	a Certificate of the Secretary of State of Florida issued on August 13, 2015, stating, among other things, that as of such date FREC is a limited liability company organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2015, and its status is active;

(ix)	the Certificate of Conversion and Articles of Organization of Pensacola I, certified as true and correct by the Secretary of Pensacola I as of the date hereof;

(x)	the Operating Agreement, dated as of March 5, 2015, of Pensacola I, certified as true, correct and complete by the Secretary of Pensacola I as of the date hereof;

(xi)	resolutions adopted by written consent of the sole member of Pensacola I as of March 10, 2015, authorizing, among other things, the execution and delivery by Pensacola I of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola I as of the date hereof;

(xii)	a Certificate of the Secretary of State of Florida issued on August 13, 2015, stating, among other things, that as of such date Pensacola I is a limited liability company organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2015, and its status is active;

Omega Healthcare Investors, Inc.
October 6, 2015
Page -3-

(xiii)	the Certificate of Conversion and Articles of Organization of Pensacola II, certified as true and correct by the Secretary of Pensacola II as of the date hereof;

(xiv)	the Operating Agreement, dated as of March 5, 2015, of Pensacola II, certified as true, correct and complete by the Secretary of Pensacola II as of the date hereof;

(xv)	resolutions adopted by written consent of the sole member of Pensacola II as of March 10, 2015, authorizing, among other things, the execution and delivery by Pensacola II of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola II as of the date hereof;

(xvi)	a Certificate of the Secretary of State of Florida issued on August 13, 2015, stating, among other things, that as of such date Pensacola II is a limited liability company organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2015, and its status is active;

(xvii)	the Certificate of Conversion and Articles of Organization of Pensacola III, certified as true and correct by the Secretary of Pensacola III as of the date hereof;

(xviii)	the Operating Agreement, dated as of March 5, 2015, of Pensacola III, certified as true, correct and complete by the Secretary of Pensacola III as of the date hereof;

(xix)	resolutions adopted by written consent of the sole member of Pensacola III as of March 10, 2015, authorizing, among other things, the execution and delivery by Pensacola III of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola III as of the date hereof;

(xx)	a Certificate of the Secretary of State of Florida issued on August 13, 2015, stating, among other things, that as of such date Pensacola III is a limited liability company organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2015, and its status is active;

(xxi)	the Certificate of Conversion and Articles of Organization of Pensacola IV, certified as true and correct by the Secretary of Pensacola IV as of the date hereof;

(xxii)	the Operating Agreement, dated as of March 5, 2015, of Pensacola IV, certified as true, correct and complete by the Secretary of Pensacola IV as of the date hereof;

(xxiii)	resolutions adopted by written consent of the sole member of Pensacola IV as of March 10, 2015, authorizing, among other things, the execution and delivery by Pensacola IV of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola IV as of the date hereof;

(xxiv)	a Certificate of the Secretary of State of Florida issued on August 13, 2015, stating, among other things, that as of such date Pensacola IV is a limited liability company organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2015, and its status is active;

Omega Healthcare Investors, Inc.
October 6, 2015
Page -4-

(xxv)	the Certificate of Conversion and Articles of Organization of Pensacola V, certified as true and correct by the Secretary of Pensacola V as of the date hereof;

(xxvi)	the Operating Agreement, dated as of March 5, 2015, of Pensacola V, certified as true, correct and complete by the Secretary of Pensacola V as of the date hereof;

(xxvii)	resolutions adopted by written consent of the sole member of Pensacola V as of March 10, 2015, authorizing, among other things, the execution and delivery by Pensacola V of a Guarantee, certified as true, correct and complete by the Secretary of Pensacola V as of the date hereof;

(xxviii)	a Certificate of the Secretary of State of Florida issued on August 13, 2015, stating, among other things, that as of such date Pensacola V is a limited liability company organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2015, and its status is active;

(xxix)	the Certificate of Conversion and Articles of Organization of Skyler, certified as true and correct by the Secretary of Skyler as of the date hereof;

(xxx)	the Operating Agreement, dated as of March 5, 2015, of Skyler, certified as true, correct and complete by the Secretary of Skyler as of the date hereof;

(xxxi)	resolutions adopted by written consent of the sole member of Skyler as of March 10, 2015, authorizing, among other things, the execution and delivery by Skyler of a Guarantee, certified as true, correct and complete by the Secretary of Skyler as of the date hereof; and

(xxxii)	a Certificate of the Secretary of State of Florida issued on August 13, 2015, stating, among other things, that as of such date Skyler is a limited liability company organized under the laws of the State of Florida, has paid all fees due to the Department of State of Florida through December 31, 2015, and its status is active.

The documents in paragraphs (i) through (iv) above are collectively referred to as the “Transaction Documents,” and the term Transaction Documents shall not include any other documents, contracts or matters referred to or described therein. The documents in paragraphs (v) through (xxxii) above are collectively referred to as the “Organizational and Authority Documents.” Other than our review of the Transaction Documents and the Organizational and Authority Documents, we have not reviewed any other documents or made any independent investigation for the purpose of rendering this opinion, and we make no representation as to the scope or sufficiency of our documentation review for your purposes.

We have, with your consent, assumed that certificates of public officials dated earlier than the date of this opinion letter remain accurate from such earlier dates through and including the opinion letter date.

Omega Healthcare Investors, Inc.
October 6, 2015
Page -5-

In rendering the opinions set forth herein, we have relied, without investigation, on each of the following assumptions: (a) the legal capacity of each natural person to take all actions required of each such person in connection with the Exchange Offer; (b) the legal existence of each party to the Transaction Documents, other than the Florida Subsidiaries; (c) the power of each party to the Transaction Documents, other than the Florida Subsidiaries, to execute, deliver, and perform all Transaction Documents executed and delivered by such party and to do each other act done or to be done by such party; (d) the authorization, execution, and delivery by each party, other than the Florida Subsidiaries, of each Transaction Document executed and delivered or to be executed and delivered by such party; (e) the legality, validity, binding effect, and enforceability as to each party, other than the Florida Subsidiaries, of each Transaction Document executed and delivered by such party or to be executed and delivered and of each other act done or to be done by such party; (f) there have been no undisclosed modifications of any provision of any document reviewed by us in connection with the rendering of this opinion letter, and no undisclosed prior waiver of any right or remedy contained in any of the Transaction Documents; (g) the genuineness of each signature, the completeness of each document submitted to us, the authenticity of each document reviewed by us as an original, the conformity to the original of each document reviewed by us as a copy, and the authenticity of the original of each document received by us as a copy or by facsimile or other means of electronic transmission, or which we obtained from the Commission’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) or other sites maintained by a court or government authority or regulatory body, and the authenticity of the originals or such latter documents, and if any document we examined in printed, word processed or similar form has been filed with the Commission on EDGAR or such court or governmental authority or regulatory body, we have further assumed that the document so filed is identical to the document we examined except for formatting changes; (h) the truthfulness of each statement as to all factual matters otherwise not known to us to be untruthful contained in any document encompassed within the diligence review undertaken by us; (i) each certificate or other document issued by a public authority is accurate, complete, and authentic as of the date of this opinion letter, and all official public records (including their proper indexing and filing) are accurate and complete; (j) the Exchange Offer and the conduct of the parties to the Exchange Offer comply with any requirement of good faith, fair dealing, and conscionability; (k) routine procedural matters such as service of process or qualification to do business in the relevant jurisdiction(s) will be satisfied by the parties seeking to enforce the Transaction Documents; (l) agreements (other than the Transaction Documents as to which opinions are being given) and judgments, decrees, and orders reviewed in connection with rendering the opinions will be enforced as written; (m) there are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement, modify, or qualify the terms of the Transaction Documents or the rights of the parties thereunder; (n) the payment of all required documentary stamp taxes, intangible taxes, and other taxes and fees imposed upon the execution, filing, or recording of documents; and (o) with respect to the Exchange Offer and the Transaction Documents, including the inducement of the parties to enter into and perform their respective obligations thereunder, there has been no mutual mistake of fact or undue influence and there exists no fraud or duress.

Based upon the foregoing and in reliance thereon, and subject to the assumptions, comments, qualifications, limitations, and exceptions set forth herein, we are of the opinion that, when (a) the Registration Statement has become effective under the Act, (b) the Indenture has become duly qualified under the Trust Indenture Act of 1939, as amended, and (c) the Exchange Notes (in the form examined by us) have been duly executed by the Parent and authenticated and delivered by the Trustee and issued in exchange for the Initial Notes and the Guarantee of each Florida Subsidiary (in the form examined by us) has been duly executed by each such Florida Subsidiary, each in accordance with the provisions of the Indenture upon consummation of the Exchange Offer, and otherwise in accordance with the terms of the Registration Statement and the exhibits thereto, the Guarantee of each Florida Subsidiary provided for in the Indenture will constitute a valid and binding obligation of each such Florida Subsidiary.

Omega Healthcare Investors, Inc.
October 6, 2015
Page -6-

The following Florida, New York and federal laws, rules and regulations are expressly excluded from the scope of this opinion letter: (a) securities laws, rules, and regulations; (b) Federal Reserve Board margin regulations; (c) laws, rules, and regulations regulating banks and other financial institutions, insurance companies, and investment companies; (d) pension and employee benefit laws, rules, and regulations, such as the Employee Retirement Income Security Act (ERISA); (e) labor laws, rules, and regulations, including laws on occupational safety and health (OSHA); (f) antitrust and unfair competition laws, rules, and regulations; (g) laws, rules, and regulations concerning compliance with fiduciary requirements; (h) laws, rules, and regulations concerning the creation, attachment, perfection, and priority of any lien or security interest; (i) laws, rules, and regulations relating to taxation; (j) bankruptcy, fraudulent conveyance, fraudulent transfer, and other insolvency laws; (k) environmental laws, rules, and regulations; (l) laws, rules, and regulations relating to patents, copyrights, trademarks, trade secrets, and other intellectual property; (m) local laws, statutes, administrative decisions, ordinances, rules, or regulations, including any zoning, planning, building, occupancy, or other similar approval or permit or any other ordinance or regulation of any county, municipality, township, or other political subdivision of the State of Florida; (n) criminal and state forfeiture laws and any racketeering laws, rules, and regulations; (o) other statutes of general application to the extent that they provide for criminal prosecution; (p) laws relating to terrorism or money laundering; (q) laws, regulations, and policies concerning national and local emergency and possible judicial deference to acts of sovereign states; (r) filing or consent requirements under any of the foregoing excluded laws; and (t) judicial and administrative decisions to the extent they deal with any of the foregoing excluded laws.

The foregoing opinion is subject to the following exceptions, qualifications, and limitations:

The opinion above is limited by: (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and similar law affecting the rights of creditors’ generally; and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

No opinion is expressed herein with respect to any provision of the Transaction Documents that: (a) purports to excuse a party from liability for the party’s own acts; (b) purports to make void any act done in contravention thereof; (c) purports to authorize a party to act in the party’s sole discretion or purports to provide that determination by a party is conclusive; (d) requires waivers or amendments to be made only in writing; (e) purports to effect waivers of constitutional, statutory, or equitable rights or the effect of applicable laws, waivers of any statute of limitations, or waivers of broadly or vaguely stated rights, of unknown future defenses or of rights to damages; (f) imposes or permits: (i) liquidated damages, (ii) the appointment of a receiver, (iii) penalties, (iv) indemnification for gross negligence, willful misconduct, or other wrongdoing, (v) confessions of judgment, or (vi) rights of self-help or forfeiture; (g) purports to limit or alter laws requiring mitigation of damages; (h) concerns choice of forum, consent or submission to the personal or subject matter jurisdiction of courts, venue of actions, or means of service of process, waivers of rights to jury trials, and agreements regarding arbitration; (i) purports to reconstitute the terms thereof as necessary to avoid a claim or defense of usury; (j) purports to require a party thereto to pay or reimburse attorneys’ fees incurred by another party, or to indemnify another party therefor, which provisions may be limited by applicable statutes and decisions relating to the collection and award of attorneys’ fees; (k) relates to the evidentiary standards or other standards by which the Transaction Documents are to be construed, including, but not limited to, provisions that attempt to change or waive rules of evidence or fix the method or quantum of proof to be applied in litigation or similar proceedings; (l) enumerates that remedies are not exclusive or that a party has the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative; (m) constitutes severability provisions; (n) permits the exercise, under certain circumstances, of rights without notice or without providing opportunity to cure failures to perform; (o) purports to create rights to setoff otherwise than in accordance with applicable law; (p) contains a blanket prohibition on assignments or a specific prohibition on assignment of payments due or to come due; or (q) purports to entitle any party to specific performance of any provision thereof.

Omega Healthcare Investors, Inc.
October 6, 2015
Page -7-

We do not express any opinion as to the laws of any jurisdiction other than the States of Florida and New York and the United States of America. We express no opinion as to whether a subsidiary may guarantee or otherwise be liable for indebtedness incurred by its parent except to the extent that such subsidiary may be determined to have benefited from the incurrence of the indebtedness by its parent or whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by its parent are, directly or indirectly, made available to such subsidiary for its corporate or other analogous purposes.

This opinion letter speaks only as of the date hereof, and we assume no obligation to update or supplement this opinion letter if any applicable laws change after the date of this opinion letter or if we become aware after the date of this opinion letter of any facts, whether existing before or arising after the date hereof, that might change the opinions expressed above.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name therein and in the related prospectus under the caption “Legal Matters” in the prospectus filed as a part thereof. We also consent to your filing copies of this opinion as an exhibit to the Registration Statement with agencies of such states as you deem necessary in the course of complying with the laws of such states regarding the Exchange Offer. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Very truly yours,

/s/ Akerman LLP

Akerman LLP

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
Encanto Senior Care, LLC	Arizona
G&L Gardens, LLC	Arizona
Palm Valley Senior Care, LLC	Arizona
Ridgecrest Senior Care, LLC	Arizona
11900 East Artesia Boulevard, LLC	California
13922 Cerise Avenue, LLC	California
1628 B Street, LLC	California
2400 Parkside Drive, LLC	California
245 East Wilshire Avenue, LLC	California
3232 Artesia Real Estate, LLC	California
3806 Clayton Road, LLC	California
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
Golden Hill Real Estate Company, LLC	California
2425 Teller Avenue, LLC	Colorado
Bayside Colorado Healthcare Associates, LLC	Colorado
OHI (Connecticut), LLC	Connecticut
446 Sycamore Road, L.L.C.	Delaware
Albany Street Property, L.L.C.	Delaware
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C	Delaware
Aviv Asset Management, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Capital Corporation	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Bayside Street II, LLC	Delaware
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
California Aviv, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware
Carnegie Gardens LLC	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware
CFG 2115 Woodstock Place LLC	Delaware
Champaign Williamson Franklin, L.L.C.	Delaware
Chardon Ohio Property Holdings, L.L.C.	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
Chardon Ohio Property, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware
CHR Sanford LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
Clarkston Care, L.L.C.	Delaware
Colonial Madison Associates, L.L.C.	Delaware
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C.	Delaware
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crete Plus Five Property, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village, LP	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings, LP	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Cuyahoga Falls Property, L.L.C.	Delaware
Dallas Two Property, L.L.C.	Delaware
Danbury ALF Property, L.L.C.	Delaware
Darien ALF Property, L.L.C.	Delaware
Denison Texas, L.L.C.	Delaware
Desert Lane LLC	Delaware
East Rollins Street, L.L.C.	Delaware
Edgewood Drive Property, L.L.C.	Delaware
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Falcon Four Property Holding, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Fort Stockton Property, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
Gardnerville Property, L.L.C.	Delaware
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Glendale NH Property, L.L.C.	Delaware
Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Greenbough, LLC	Delaware
Greenville Kentucky Property, L.L.C.	Delaware
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
Highland Leasehold, L.L.C.	Delaware
Hot Springs Atrium Owner, LLC	Delaware
Hot Springs Aviv, L.L.C.	Delaware
Hot Springs Cottages Owner, LLC	Delaware
Hot Springs Marina Owner, LLC	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Illinois Missouri Properties, L.L.C.	Delaware
Iowa Lincoln County Property, L.L.C.	Delaware
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karissa Court Property, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kentucky NH Properties, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
LAD I Real Estate Company, LLC	Delaware
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
McCarthy Street Property, L.L.C.	Delaware
Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C.	Delaware
New Hope Property, L.L.C.	Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C.	Delaware
North Las Vegas LLC	Delaware
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
NRS Ventures, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL) Lutz, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Dunwoody, LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Roswell, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (LA) Baton Rouge, LLC	Delaware
OHI Asset (LA), LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Wadesboro, LLC	Delaware
OHI Asset (NY) 2nd Avenue, LLC	Delaware
OHI Asset (NY) 93rd Street, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (OR) Troutdale, LLC	Delaware
OHI Asset (PA) GP, LLC	Delaware
OHI Asset (PA) West Mifflin, LP	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Jefferson City, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
OHI Asset (TN) Rogersville, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CHG ALF, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE – E, LLC	Delaware
OHI Asset CSE – U, LLC	Delaware
OHI Asset CSE–E Subsidiary, LLC	Delaware
OHI Asset CSE–U Subsidiary, LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD H-F, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset Management, LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Healthcare Properties Holdco, Inc.	Delaware
OHI Healthcare Properties Limited Partnership	Delaware
OHI Mezz Lender, LLC	Delaware
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
Omaha Associates, L.L.C.	Delaware
Orange ALF Property, L.L.C.	Delaware
Oregon Associates, L.L.C.	Delaware
Oso Avenue Property, L.L.C.	Delaware
Ostrom Avenue Property, L.L.C.	Delaware
Panama City Nursing Center LLC	Delaware
Peabody Associates Two, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Pennington Road Property, L.L.C.	Delaware
Pocatello Idaho Property, L.L.C.	Delaware
Prescott Arkansas, L.L.C.	Delaware
Ravenna Ohio Property, L.L.C.	Delaware
Richland Washington, L.L.C.	Delaware
Riverside Nursing Home Associates Two, L.L.C.	Delaware
Riverside Nursing Home Associates, L.L.C.	Delaware
Rockingham Drive Property, L.L.C.	Delaware
S.C. Portfolio Property, L.L.C.	Delaware
Salem Associates, L.L.C.	Delaware
San Juan NH Property, LLC	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Sierra Ponds Property, L.L.C.	Delaware
Skyler Maitland LLC	Delaware
Skyview Associates, L.L.C.	Delaware
Southeast Missouri Property, L.L.C.	Delaware
Southern California Nevada, L.L.C.	Delaware
St. Joseph Missouri Property, L.L.C.	Delaware
Star City Arkansas, L.L.C.	Delaware
Stephenville Texas Property, L.L.C.	Delaware
Stevens Avenue Property, L.L.C.	Delaware
Suwanee, LLC	Delaware
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C.	Delaware
Texhoma Avenue Property, L.L.C.	Delaware
Tujunga, L.L.C.	Delaware
Tulare County Property, L.L.C.	Delaware
VRB Aviv, L.L.C.	Delaware
Washington Idaho Property, L.L.C.	Delaware
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, L.L.C.	Delaware
West Yarmouth Property I, L.L.C.	Delaware
Westerville Ohio Office Property, L.L.C.	Delaware
Whitlock Street Property, L.L.C.	Delaware
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware
Florida Real Estate Company, LLC	Florida
Pensacola Real Estate Holdings I, LLC	Florida

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Skyler Pensacola, LLC	Florida
Chippewa Valley, L.L.C.	Illinois
Commerce Nursing Homes, L.L.C.	Illinois
Effingham Associates, L.L.C.	Illinois
Heritage Monterey Associates, L.L.C.	Illinois
Hobbs Associates, L.L.C.	Illinois
Idaho Associates, L.L.C.	Illinois
Montana Associates, L.L.C.	Illinois
OHI (Illinois), LLC	Illinois
Orange, L.L.C.	Illinois
Pomona Vista L.L.C.	Illinois
Red Rocks, L.L.C.	Illinois
Rose Baldwin Park Property L.L.C.	Illinois
Santa Ana-Bartlett, L.L.C.	Illinois
Santa Fe Missouri Associates, L.L.C.	Illinois
Sun-Mesa Properties, L.L.C.	Illinois
Washington-Oregon Associates, L.L.C.	Illinois
Watauga Associates, L.L.C.	Illinois
OHI (Indiana), LLC	Indiana
OHI (Iowa), LLC	Iowa
Sterling Acquisition, LLC	Kentucky
48 High Point Road, LLC	Maryland
Arizona Lessor – Infinia, LLC	Maryland
Bayside Street, LLC	Maryland
Colorado Lessor - Conifer, LLC	Maryland
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Florida Lessor – Meadowview, LLC	Maryland
Georgia Lessor - Bonterra/Parkview, LLC	Maryland
Indiana Lessor – Wellington Manor, LLC	Maryland
OHI Asset (PA), LP	Maryland
OHI Asset II (PA), LP	Maryland
OHI Asset III (PA), LP	Maryland
OHI Asset IV (PA) Silver Lake, LP	Maryland
OHI Tennessee, LLC	Maryland
Omega Healthcare Investors, Inc.	Maryland
Omega TRS I, Inc.	Maryland
PV Realty–Willow Tree, LLC	Maryland
Texas Lessor – Stonegate GP, LLC	Maryland
Texas Lessor – Stonegate, Limited, LLC	Maryland
Texas Lessor – Stonegate, LP	Maryland
Washington Lessor – Silverdale, LLC	Maryland
OHIMA, LLC	Massachusetts
1200 Ely Street Holdings Co. LLC	Michigan
42235 County Road Holdings Co. LLC	Michigan
Dixie White House Nursing Home, LLC	Mississippi

Schedule I
Subsidiary Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
Ocean Springs Nursing Home, LLC	Mississippi
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Alamogordo Aviv, L.L.C.	New Mexico
Clayton Associates, L.L.C.	New Mexico
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
Raton Property Limited Company	New Mexico
Canton Health Care Land, LLC	Ohio
Colonial Gardens, LLC	Ohio
Dixon Health Care Center, LLC	Ohio
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Meridian Arms Land, LLC	Ohio
Orange Village Care Center, LLC	Ohio
St. Mary’s Properties, LLC	Ohio
The Suburban Pavilion, LLC	Ohio
Wilcare, LLC	Ohio
Bala Cynwyd Real Estate, LP	Pennsylvania
Pavillion North Partners, LLC	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania
Wheeler Healthcare Associates, L.L.C.	Texas